SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2013


                         NATIONAL HEALTH PARTNERS, INC.
             (Exact name of registrant as specified in its charter)

          Indiana                     000-51731                 04-3786176
(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)          Identification Number)

120 Gibraltar Road, Suite 107, Horsham, PA                         19044
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (215) 682-7114

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.133-4(c))
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ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION.

     A majority of the shares of our common stock held by our shareholders, acting by written consent as of January 9, 2013, voted to approve amendments to our Articles of Incorporation that read in their entirety as follows:

     "ARTICLE I

Effective February 15, 2013, the total number of shares of capital stock which the Corporation shall have authority to issue is Five Hundred Five Million (505,000,000), of which Five Hundred Million (500,000,000) shares shall be Common Stock, $.001 par value, and Five Million (5,000,000) shares shall be Preferred Stock, $.001 par value. The 245,303,252 shares of the Corporation's Common Stock outstanding on the effective date of these Articles of Amendment (February 15, 2013) shall be reverse split on the basis of one (1) share for every one hundred (100) shares, resulting in 2,453,032.52 shares being outstanding. Fractional shares resulting from this reverse split shall be rounded up to the nearest one whole share."

     A copy of the amendment is attached hereto as Exhibit 3.1.2 and incorporated herein by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     On January 9, 2013, our Board of Directors approved the amendment to our Articles of Incorporation described in Item 5.03, above. As of January 9, 2013, eight (8) of our shareholders who owned an aggregate of 125,680,620 shares of our Common Stock, representing approximately 51.23% of the total shares of Common Stock entitled to vote on the amendment to our articles of incorporation, consented in writing without a meeting of stockholders to the amendment.

     For more information regarding the adoption of the amendment to our Articles of Incorporation, please read the Definitive Schedule 14C we filed with the Commission on January 25, 2013

ITEM 9.01 EXHIBITS.

(d) Exhibits

    3.1.2 Articles of Amendment to Articles of Incorporation as filed with the Indiana Secretary of State on February 11, 2013, effective on February 15, 2013.

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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: February 15, 2013
                                       NATIONAL HEALTH PARTNERS, INC.


                                       By: /s/  David M. Daniels
                                           -------------------------------------
                                           David M. Daniels
                                           President and Chief Executive Officer


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                                 EXHIBIT INDEX

Exhibit No.                  Description of Exhibit
-----------                  ----------------------

    3.1.2 Articles of Amendment to Articles of Incorporation as filed with the Indiana Secretary of State on February 11, 2013, effective on February 15, 2013.